Welcome and Introductions
Presentation Background and Agenda
Donald E. Morel Jr., Ph.D.
Chairman and Chief Executive Officer
© 2012 by West Pharmaceutical Services, Inc., Lionville, PA.
All rights reserved. This material is protected by copyright. No part of it may be reproduced, stored in a retrieval system, or transmitted in any form or by any means, electronic, mechanical, photocopying or otherwise, without written permission of West Pharmaceutical Services, Inc.
All trademarks and registered trademarks are property of West Pharmaceutical Services, Inc., unless noted otherwise.

Safe Harbor Statement
Cautionary Statement Under the Private Securities Litigation Reform Act of 1995
This presentation and any accompanying management commentary contain “forward-looking statements”
as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2012 and future years.
Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual
Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
Certain financial measures included in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted
Accounting Principles) financial measures. Please refer to the “Non-GAAP Financial Measures” and
“Notes to Non-GAAP Financial Measures” at the end of these materials for more information. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP.

Agenda
Introductory Remarks Don Morel
 Chairman and Chief Executive Officer
Pharmaceutical Markets Update Mike Schaefers
 Vice President, Marketing-Europe
Pharmaceutical Packaging Systems Jeff Hunt
 President, Pharmaceutical Packaging Systems
Asian Growth and Expansion  Warwick Bedwell
 President, Asia-Pacific Region
West NovaPure® Components Fran DeGrazio
 Vice President, Marketing and Strategic
 Business Development-Americas
Pharmaceutical Delivery Systems John Paproski
 President, Pharmaceutical Delivery Systems
Self-Injection Systems Bart Burgess
 Manager, Business Development
Daikyo Crystal Zenith®           Scott Young
 Director, Crystal Zenith Products
Closing Remarks Don Morel

Pharmaceutical Packaging Systems
Pharmaceutical Delivery Systems
• A globally diverse manufacturer of products
 used primarily in containing and administering
 small-volume parenteral drugs
• Strong competitive position
 ▪ Diversified customer base
 ▪ Proprietary technology
 ▪ Global footprint
 ▪ Significant barriers to entry
• Stability with growth potential
 ▪ Proprietary Products
 ▪ Geographic Expansion
• Financial strength to invest
 ▪ Reliable operating cash flow
 ▪ Well capitalized

Who We Are

The West Transition
• Founded in Philadelphia (1923) and listed on NYSE since 1980
• Initiated strategic transformation in 2001 to become a leading global supplier of value-added pharmaceutical packaging systems and components

‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11
2002
$420 M
2011
$1.2 B
Kinston
recovery
Sale of
CCI
Sale of
Drug
Delivery
Acquired
Tech Group,
Medimop
Began
Eur/Asia
expansion
Acquired
Pharma
Pen
Acquired
Normandy
Acquired
LaModel
China
plastics
completed
Global
Quality
Initiative
China
rubber
begun

Net Sales
$1,200
$1,000
$800
$600
$400
$200
$-
$120
$100
$80
$60
$40
$20
$-
Income from continuing operations
2004
2005
2006
2007
2008
2009
2010
2011
Sales
Income from continuing operations

West

Sales and Income from Continuing Operations
$ millions

• Global economic conditions remain unsettled
• Global pharmaceutical revenue and unit growth will vary by region
• Further consolidation is expected
• Unknown: Status and impact of US healthcare legislation
• Tougher regulatory enforcement
• Our customers are under pressure to produce earnings growth from merger “synergies” while key products are facing patent expiration and new product pipelines remain thin
• Our challenge: How do we grow revenues in this environment?
Business Environment

Summary Results
$ millions, except per-share data
	Three Months Ended March 31,
	2012	2011

Net Sales	$ 316.3	$ 295.4
Gross Profit	101.1	88.0
Reported Operating Profit	41.7	28.8
Adjusted Operating Profit (1)	42.3	30.7
Reported Diluted EPS	$ 0.81	$ 0.56
Adjusted Diluted EPS(1)	$ 0.83	$ 0.60
(1) These are Non-GAAP measurements. For an explanation and reconciliation of these items, see “Cautionary Statement”
 (Slide 2) and “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (see slides 93 - 95)

- Designed-in revenue base
- Diverse global capabilities
- Increasing unit value of products and geographic expansion are expected to enhance growth

- Contract manufacturing base
  - Multi-material
  - Project management
  - Automated assembly
  - Regulated products
- Capabilities + IP = proprietary delivery devices
- Proprietary devices are expected to drive growth

Business Segments
2011 Revenues
($ millions)
Delivery Systems
Packaging Systems
• Established leadership
• High market shares
• Steady growth in base

$ 857
$337

Pharmaceutical Packaging Systems

Business Unit Focus
 • Small-volume parenteral packaging
 • Large-volume parenteral packaging
 • Prefillable syringe components
 • Disposable medical device components
 • Diagnostic, dental, veterinary packaging
 Jeff Hunt
 President

Our Growth Strategy
Pharmaceutical Packaging Systems

 • Generate incremental value per unit
 • Leverage changing regulatory environment
 • Global quality initiative
 • Optimize manufacturing productivity
 • Strategic acquisitions
 • Geographic expansion

Pharmaceutical Delivery Systems (How drugs are administered)

Business Unit Focus
 • Safety systems (B.Safe®, NovaGuard™,
 Eris™)
 • Reconstitution systems - Medimop
 • Crystal Zenith® prefillable syringe systems
 • Advanced injection systems (SmartDose®
 and ConfiDose®)
 • Tech Group contract manufacturing
The Eris safety syringe system is not currently available in the United States.
 John Paproski
 President

Our Growth Strategy
 • Concentrate on systems for unmet market needs
 • Build market share in multi-component systems
 for drug administration utilizing Daikyo Crystal
 Zenith as a platform technology
 • Production supported by existing design, multi-
 material molding, and assembly capabilities
 • Expand through innovation and strategic
 technology acquisitions
Pharmaceutical Delivery Systems

• Our global position
• Strength of the franchise
• Key therapeutic catgeories and growth drivers
• New product pipeline and opportunities
• Risk factors
• Strong, experienced management team
• Substantial progress since 2010
Key Take-aways

Global Pharmaceutical Market Updates
Mike Schaefers, Ph.D.
Vice President, Marketing, Europe

• Global pharmaceutical revenue growth slowing down
 ▪ CAGR ‘11 - ‘15 of 3% - 6%
 ▪ Developed markets with moderate growth of 0 - 4%
 ▪ “Pharmerging markets” ( BRIC, MENA) with increases of 12 - 17%
 ▪ While unit growth remains moderate
• Dynamic growth in “Pharmerging markets” fueled by
 ▪ Increase in skilled workforce and education level
 ▪ Improvements in infrastructure and access to medicines
 ▪ Lifestyle changes trigger chronic diseases
Global Pharmaceutical Market Trends
IMS, The Global Use of Medicines, May 2011, IMS Health Report 2011

• Globalization and consolidation of pharma industry
 progressing
• Trend towards outsourcing of production to contract
 manufacturer or partner in India and China
• Growing regulatory pressure and closer scrutiny of new
 products
• Recent drug recalls have led to shortages of injectable drugs
• Quality by Design (QbD), combination products and CFR 820
 influencing industry’s mindset

Global Pharmaceutical Market Trends

• Paradigm shift from batch production to small scale
 manufacturing driven by diversity and clinical trial needs
• Price cuts and reimbursement restrictions in developed
 markets
• Patent cliff and lack of “blockbuster” drug innovations
• M&A shaping leading pharma companies and continuing
 as the new R&D
• Focus on “total cost of ownership”

Global Pharmaceutical Market Trends

• But growth opportunities remain, such as
 • Pharmerging markets
 • Generics
 • BioTech, speciality drugs and biosimilars products
 • Continuously expanding prefillable systems market
 • Trend towards injection devices
 ▪ Enabling new treatment and application options
 ▪ Allowing home administration
 ▪ Powerful lifecycle management tools

Global Pharmaceutical Market Trends

• Generics
 • $142 billion in global branded drug products losing patent protection in the near future
 • Significant policy changes encourage use of generics
 ▪ Affordable Care Act in US
 ▪ Drug price cuts in i.e. China, Japan, Spain, Italy
 ▪ Cost benefit evaluations of new medicines
 • Generics will exceed 20% of drug spending in most developed markets
IMS, The Global Use of Medicines, May 2011, IMS Health Report 2011

Global Pharmaceutical Market Trends

• Sales from commercialized biotech drugs are on the rise
 • Revenue CAGR of 6% - 9% over the next several years
 ▪ Strong pipelines for biologic products
 ▪ Increase in long-acting or depot injections
 • Technical constraints of new biologics drive need for innovative injectable packaging and delivery solutions

Global Pharmaceutical Market Trends

• Biosimilar regulations and affordability
 • More and more patents of biologic drugs expire
 ▪ Major target for cost savings in health care
 • Leading pharma companies such as Merck, Teva, Novartis
 established biosimilar divisions
 • Mature European markets for biosimilars
 ▪ Clear approval path but low adoption rates
 • Strong biosimilar business in emerging markets
 ▪ Less stringent regulations
 • Awaiting US legislation on biosimilars and new EU mAb legislation
 • Delivery devices are key differentiator for biosimilars

Global Pharmaceutical Market Trends

• Parenterals continue to be important for administering
 biopharmaceuticals
 • Oral delivery
 ▪ Poor bioavailability due to challenges posed by the
 gastrointestinal tract
 • Nasal delivery
 ▪ Potential safety issues for large molecules due to need for permeation enhancers to deliver sufficient dose
 • Pulmonary delivery
 ▪ Potential safety issues with delivering through lung
 ▪ Low bioavailability
 • Transdermal delivery
 ▪ Limitations in delivering the therapeutic dose through skin

Global Pharmaceutical Market Trends

Loss in Annual Sales from Patent Expiries through 2015
($ billion)
$37.0
$1.0
$104.0
Oral
Parenteral
Other

• Extra Protection for Parenterals against Generic Threat
Scrip 100, 2011 Special Report

Global Pharmaceutical Market Trends

• Therapeutic areas Oncology, Diabetes, Autoimmune ( RA, MS, etc.) and Vaccines driving parenteral growth
 • High unmet medical need
 • High cost burden of diseases
 • New drugs enabled through biotechnology
 • Innovative container and delivery systems allowing new
 treatment options
 • Patient access expanded
 • Funding redirected from other areas where low-cost generics will be available

Global Pharmaceutical Market Trends

novo nordisk

Lilly

SANOFI

Roche

AMGEN

NOVARTIS

Pfizer

gsk GlaxoSmithKline Biologicals

MERCK

AMGEN

Bayer HealthCare

Abbott Laboratories

West

Category	Key Customers	Projected Growth
Diabetes		4 - 7%
Oncology		5 - 8%
Vaccines		> 10%
Autoimmune		6 - 9%
• Therapeutic Category Growth Drivers
IMS, The Global Use of Medicines, May 2011, market & research.com

Global Pharmaceutical Market Trends

Requirements
West Solutions
• Therapeutic Targets and West Solution Portfolio - A Perfect Match
Therapeutic Targets
• Stability of demanding pharmaceuticals/
 biopharmaceuticals
• Manage silicone sensitivity of proteins
• Solutions to avoid glass delamination
 and breakage
• Need for lifecycle management, product
 and brand differentiation
• Health care worker/ patient safety
• Human factors
• Trend towards self-administration
• Efficient and cost effective therapies

 • High value pharma packaging
 • In-depth understanding of container
 closure and device interaction
 • Proprietary, innovative delivery
 systems
 • Concept to commercialization solutions
 • Risk assessment and risk mitigation
 strategies

- **Continuous growth of Prefillable Systems**
  - **Globally > 2.4 bn prefilled syringes were shipped in 2011**
  - **Predicted unit growth of ~ 10% p.A.**
  - **Injectable therapeutic areas as well as self-administration and convenience as growth drivers**

29%
33%
16%
22%
Prefilled Syringe Market by Drug Type
Antithrombotics
Vaccines
Biologics
Other

West

Greystone 2012 PFS Report; Market Intelligence
 ▪ Cartridge based devices gain
 importance for biologic drug
 delivery

Global Pharmaceutical Market Trends

West FluroTec

WEST EnVision

Westar RU STERILE Ready-to-Use Components

WEST PFS SOLUTIONS

Standard Pharma

Packaging

High-Value Pharma Packaging & Solutions

Contract Manufacturing

World-Class Packaging

Proprietary delivery devices

Unrivaled quality
...by design
West NOVAPURE

West

Providing Solutions to a Changing Market

• Significant growth potential for generics and biosimilars
 in developed countries and emerging markets
• Proactive support of lifecycle management activities at
 pharma/ biotech
 ▪ Product and brand differentiation through West solutions
• Support generic and biosimilars customers globally with
 differentiated product and solution offering
 ▪ Enable “Speed to Market” and compliance to stringent regulatory requirements for developed markets
 ▪ Dedicated offerings for mid-tier and domestic emerging markets
 ▪ Biosimilars retain originator packaging
 ▪ Delivery devices are key differentiator for biosimilars
The Potential of Generics and Biosimilars

• West is well positioned for future growth
 • Focus on strongly growing therapeutic categories diabetes/insulin, vaccines, oncology and AIID
 • Importance of parenterals and biological drugs in these categories
 • Growing need for high value pharma and world class packaging
 • Growth opportunities through proprietary delivery devices
 • Perfect match between requirements of targeted therapeutic categories and West´s solution portfolio
 • Leveraging the potential of generic and biosimilars market
Summary

Pharmaceutical Packaging Systems Overview
Jeff Hunt
President
Pharmaceutical Packaging Systems

West's global business segment that designs, manufactures and sells various packaging components and systems used in parenteral drug delivery for the pharmaceutical, biopharmaceutical and generics industries.

33

Pharmaceutical Packaging Systems

2011
Revenues
$857 million

Sales $857.4
$152.6
$110.6
$11.6
$580.9
COGS
R&D
SG&A
Operating Profit

Pharmaceutical Packaging Systems
2011 Operating Results

• Create profitable and sustainable growth platforms
• Strengthen market leadership position via innovation
• Accelerate growth through:
 • Value-added products
 • Geographic expansion
• Optimize global profitability
Strategic Objectives

Market & Growth Drivers
Pharmaceutical Systems Products
Safety
NovaGuard™
Medimop
Market Needs
Silicone-free
Daikyo CZ
PFS
Systems Solution
NovaPure®
Westar® RU
Lined seals
Ready Pack™

Regulatory
VeriSure™
CCS™
TrimTec®
Material Science
Quality
Vision inspection
cGMP
Demographics/Convenience
 Auto-injectors
 Electronic Patch Pump
 Reconstitution
Growth Platforms
Safety & Admin Systems
Prefillable Syringe Systems
Advanced Injection Systems
Injectable Container Solutions

Long-Term Outlook
• Long-range plan delivers $300 million of incremental sales and $100 million operating profit
 • High-value products and prefilled syringe components
 • Optimize supply chain and manufacturing operations
 • Global expansion in China and India

Asia Pacific Region
Warwick Bedwell
President, Asia Pacific

Markets in Asia Pacific
• 50+% of the World’s population
• Fastest growing in the World, GDP 6.7% growth in 20111
• Rising healthcare spend and urbanization
• Focus of global healthcare/pharmaceutical industry
 ▪ Large & growing population with increasing level of disposable income
 ▪ Improving access to medicines
 ▪ Aging populations e.g. China driving demand for greater healthcare investment
 ▪ Increased prevalence of chronic lifestyle diseases
 ▪ Lower cost region for manufacturing and outsourcing2,3
1 EIU Dec 2010 2 PWC 2010 3EIU Aug 2011

AP Pharma Markets by 2015
• Region (incl. Japan) will represent close to 1/3 global sales1
• China alone expected to bring over 1/4 global growth1
• Within APAC China, India, Indonesia and Vietnam will outpace all other countries in growth1
• Markets look attractive for biosimilar penetration2
 ▪ Strong local industry and relatively lax regulatory systems
• Local players are strong within self pay markets while MNCs are strong in reimbursed markets2
• Original/Branded generic products continue to comprise the majority within most APJ markets2
1 IMS Health Market Prognosis Oct 2011 2 IMS Health, MIDAS MAT June 2011

# Asia Pacific Stopper and Seal Market

64.8 billion units
Stoppers
Seals
Pre-filled
Other

• Annual consumption growing >15%
 with India and China as market drivers
• 6.5 billion IV infusions p.a.
• Emerging PFS and cartridge markets
• Est. in 2010 that globally 285 million diabetics,
 over 50% in AP
 ▪ 92 million in China
 ▪ 51 million in India
• Highly fragmented
 ▪ 60+ competing manufacturers
 of stoppers
 ▪ 100+ competing manufacturers
 of seals
• Quality and technology improving
 ▪ Increasing regulatory requirements
 ▪ Quality segment to grow faster
Ref: IMS Report 2011, Frost & Sullivan Report 2010,
LEK 2009, Local intelligence

1.
One West – Customer First!
2.
Maximize Profitability of Global Business
3.
Accelerate Sales Growth
4.
Develop and Build The Organization
West
Deploy the right level of resources to our strategic launches, HVPs and new product development
Effective capabilities and accountability with clear alignment

West in Asia Pacific
• Region Business Objectives -  “Double+ in 5”
• Region Operations Objectives - Selectively invest for growth
Do best what
matters most
to customers
 Market assessment
 and prioritization,
 WCSO/SFE and
 GKAM
Core Business Strategies

China Strategic Rationale
• Largest global pharma market in volume and 3rd in value
 ▪ 60% of total APAC injectables
 ▪ More Drugs to be reimbursed
 ▪ Foreign players are challenging domestic stronghold in generics
 ▪ Increase in alliances of domestic companies with MNCs
• Business strategy
 ▪ Defend and build share of MNCs/branded generics
 ▪ Capture market share from local players
 ▪ Best performance to price ratio
 ▪ Reduce COGs and introduce “total cost of ownership” concept
 ▪ Provide “best-in-class” service and quality

India Strategic Rationale
• Key location to drive growth
 ▪ Large market at USD 25b (>50% export) and 15.7% CAGR to 2015
 ▪ Generic production - Western markets
 ▪ Asia Pacific and MENA markets
• Business strategy
 ▪ Defend and build share of MNCs/branded generics
 ▪ Support generic producers with short lead times/flexible
 trading terms
 ▪ Build regional capacity and enable growth in Singapore for HVPs
 ▪ Augment Singapore capacity

Kazakhstan
Mongolia
Georgia
Uzbekistan
Kyrgyzstan
Turkmenistan
Tajikistan
North Korea
China
South Korea
Japan
Afghanistan
Pakistan
Nepal
Bhutan
India
Bangladesh
Myanmar
Laos
Philippines
Thailand
Cambodia
Vietnam
Malaysia
Singapore
Indonesia
Australia

Region Operations Strategy
Singapore
1.HVP Focus
2.AP market & special items
3.R&D hub & technical center
China IV Plastic
1.Global supply
     China Elastomer
2.China Market,
   Efficiency focus
India Elastomer
1.Domestic standard
   products & MNC support
2.ROW standard product
India Metal
1.AP market support
•

Summary
West in Asia Pacific
• Forecast mid-term market outperformance in sales and solid operating profit
• Making the strategic investments to meet regional growth
 and competition
• China and India are key to future regional and global growth

NovaPure® Components
Fran DeGrazio
Vice President, Marketing &
Strategic Business Development

Industry Challenges in Respect
to Packaging Component Issues
• Total cost of ownership is too high
• Packaging component quality is too variable
• Pharma industry understanding and perspective is needed
• Transparency of information should be improved
• Requirements by regulatory agencies are more stringent
• Biotech products have increased environmental sensitivity
• Risk must be minimized across the board

# Driving Revenue Growth

Gross Margin %
NOVAPURE
WEST EnVision

West

Revenue Opportunity ($ per unit)
Plungers and
Sleeve Stoppers
Stoppers
Seals
RU Seals
Westar® RU
Standard Products
High-Value Products

West NOVAPURE

Unrivaled quality...by design

West

Industry Desires These Features
Competitive Offerings
Process designed using QbD principles	☑	☒
Knowledge management	☑	☒
Shortened lead times	☑	☒
Global sourcing	☑	☒
Paradigm shift in quality specification	☑	☒
24/7 access to technical information	☑	☒
Minimized drug compatibility issues	☑	☒

Lower Filling Line Rejection Rate for
NovaPure Components

3.0%
0.5% - 1.0%
Typical rejection rate
at pharma company
1.5%
Westar RS +
Envision
NovaPure

Compliance Risk Reduction
Rejection Rate Reduction
Carrying and Process Costs
Higher NovaPure Price
Net Benefit

Cost of Ownership Case Study
Benefit /Cost Relationship

West READY PACK®
One source. One system. One solution.
Conversion
West NOVAPURE®
Unrivaled quality...by design

West

Accelerating Adoption of West NovaPure Components
Drugs already on
the market
Seeding for drugs
in development

Expected NovaPure Growth

Like FluroTec, Westar and other fundamental improvements in
pharma packaging, NovaPure growth is expected to be long-
lasting and persistent

Patients' Needs Drive Quality

In-depth Product and Process Understanding

Why NovaPure Components?
Lower Total
Cost of
Ownership
Improved
Transparency
Hidden Costs

Pharmaceutical Delivery Systems
John Paproski
President
Pharmaceutical Delivery systems

**Combines the Tech Group's high-quality custom manufacturing businesses combined with a growing portfolio of West's proprietary injectable drug reconstitution, administration and safety technologies.**

Pharmaceutical Delivery Systems

2011
Revenues:
$337 million

$35.6
$17.5
$273.9
Sales $336.7
COGS
R&D
SG&A
Operating Profit

Pharmaceutical Delivery Systems
2011 Operating Results

Contract Manufacturing
• 2011 sales: $264 million
• 20 million injection devices pa
• >1.3 billion plastic components for
 Insulin Pens
Proprietary Products
• 2011 sales: $73 million
• Reconstitution, CZ systems,
 syringe safety, self-injection
• >50 million reconstitution systems
• >100 million needle safety systems
Synergies
• Marketing
• Engineering
• Project management
• Manufacturing
• Capacity
A Proven Track Record for Device Manufacture

Acquisition of
The Tech Group:

The Tech Group
A West Company

insight

MOP
MEDIMOP Medical Projects Ltd.
A West Company

West

Acquisition of
Medimop:
Administration
Systems
2005
Licensing of
NovaGuard™:
Safety
System
2006
Acquisition of
PharmaPen:
Auto-injector
2007
Daikyo CZ
Insert
Needle
License:
Prefillable
Syringe
Systems
2008
Acquisition
of Plastef:
Prefillable
Syringe
Safety
2009
Acquisition
of LaModel:
Electronic
Patch
Injector
2010
Marketing
agreement
Product
Development
Formation of
PDS division
Portfolio Expansion to Meet Market Needs
Acquisition
of B.safe:
Prefilled
syringe
safety
2011

Positioned to Respond to Market Trends
• Continuing growth in Injectable therapies
 ▪ Remains preferred route for biologics
 ▪ Prefilled systems (2.4 billion in 2011 growth of 10% p.a.)
• Growth of combination products
 ▪ Drugs with Injection device quadrupled in last decade (from 15 to 60 )
 ▪ Driven by self injection, lifecycle management, competition
• Growth in biosimilars
 ▪ Innovators: differentiation and lifecycle extension through devices
 ▪ Generic companies need a functional copy with minimal investment
*Ref: Greystone report, April 2012: Prefilled syringes to 2016

Biotherapeutic Drug Delivery Remains our Focus
• Proteins
• High concentrations
• Large molecules are more sensitive
• Stability tested on drug and device
• Cold chain to maintain potency
• Combination Products
• In 2010, 33% of pharmaceutical
 development pipeline were biologics
• Portion of top 100 products**:
2000	2008	2012
11%	28%	50%
 * Tufts study, 2010
 ** Evaluate Pharma, April 2010

Injecting HUMIRA with the HUMIRA® Pen
Enbrel
Lyophilized Powder (vial → vial adaptor + diluent syringe)

Subcutaneous RA drugs: A Competitive Market
2000
2008
2002
2004
2006
2010
Enbrel®
Humira®
Simponi®
Cimzia®
Smartject®
Vial “pack”
Kineret®
PFS (extended flange) (40mg/0.8ml)
Humira® Pen
PFS 50mg (extended flange)
PFS 25 mg
SureClick™
PFS ( with optional Simpleject reusable auto-injector)
PFS (20mg/0.4ml)
Orencia®
2012
PFS - Subcutaneous
PFS / Needle Safety
Ergonomic PFS
Source: Donna French, PhD, Genentech

Challenges Faced by Biotech Companies
• Glass issues
 ▪ Functional, quality, breakage
 ▪ Trend towards plastics
• Increased sensitivity to various materials
 ▪ Silicone oil, tungsten, extractables
• Increased demand for high-dose biologics
 ▪ Driving drug product viscosities and dose volumes higher
 ▪ Competition within therapeutic classes making IV delivery unattractive
• Increased FDA scrutiny on combination products
 ▪ Devices considered earlier in process
**Ref: HRA survey for West at PDA, April 2012

Patient
Drug
Primary Container
Delivery Device
Ease of use, compliance, accuracy, human factors
Safety, efficacy, dosage, frequency
INTEGRATED DRUG DELIVERY SYSTEM
Synergy, functionality, manufacture, preparation
Stability, quality, materials, filling

West

Need for an Integrated Drug Delivery System

**Concept to Patient Solutions**

insight

The Tech Group
A West Company

MOP
MEDIMOP Medical Projects Ltd.
A West Company

VETTER

大協精工
DAIKYO SEIKO

West

West Provides Integrated Solutions from Concept to Patient
Discovery
(ideation)
Concept
Development
Product &
Process
Development
Industrialization
Life cycle
management

Well Positioned to Partner with our Customers
• Extensive product portfolio
• Internal capabilities combined with Industry collaboration
• Building on established market position and experience
• Focus on the patient and the needs for an integrated system approach
• Proactive support for customers’ need for combination products
CZ and SmartDose are examples to showcase these capabilities….

Self-Injection Systems
Bart Burgess
Principle, Business Development

West ConfiDose®
Reliability delivered

West SmartDose®
Electronic Patch Injector

West

A Platform Partner for Self-Injection Systems
• West ConfiDose®
 ▪ Auto-injector platform for delivery from 1mL long glass or CZ PFS
 ▪ Expanding system offerings to meet new identified market needs
• West SmartDose®
 ▪ Electronic patch injector system incorporating a proprietary CZ container
 ▪ Addressing the needs of high-dose biologics and high-value products
• Dose Family
 ▪ Combining device innovations and primary container expertise
 ▪ Expanding range of systems through acquisition and innovation
SmartDose® is a registered trademark of Medimop Medical Projects Ltd.

SmartDose® Electronic Patch Injector
Platform Technology*
▪ Designed for subcutaneous delivery - 2.5 mL and 3.5 mL versions in development
▪ Uses Daikyo CZ prefilled cartridge
▪ Focuses on the user experience
 ▪ Integrated needle safety
 ▪ Simple push-button operation
 ▪ Electronically controlled delivery profile
▪ Freedom-to-operate clearance
▪ Capitalizes on several emerging needs:
 ▪ Higher doses may be needed for efficacy
 ▪ New entrants to competitive therapeutic areas need self-injection convenience
*For investigational use only by our pharmaceutical and biotechnology development partners.
West markets SmartDose technology as an integrated system with drug filling and final assembly performed by the pharmaceutical customer.

Self Injection Systems Portfolio
4.0
Future SmartDose
Iterations
SmartDose 3.5
SmartDose 2.5
ConfiDose 1.2mL
ConfiDose 1mL
ConfiDose 1.5mL
Additional Platform
Expansions Coming Soon…

Human factors
Patient focus
User interface and electronics
Delivery system manufacture
Market need
Patient
Drug
Delivery Device
Primary Container
Validation and quality
Stability and integrity
CZ and Flurotec
Filling
Container expertise

West

An Example of a Fully Integrated System

Daikyo Crystal Zenith®
Scott Young, Ph.D.
Director, Crystal Zenith Products

Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd.
Daikyo Crystal Zenith technology is licensed from Daikyo Seiko, Ltd.

DAIKYO Crystal Zenith® RU

*First in silicone-free solutions.*

West

Vials and
bulk containers
Prefillable Syringe
From drug discovery to self-injection system
Self-injection System*
Discovery
CZ Solutions Across the Product Lifecycle
*For investigational use only by our pharmaceutical or biotechnology development partners.

Daikyo Crystal Zenith Product Approvals
hyaluronic acid
MRI contrast
media
bone cement
6 Contrast Media
5 MRI
2 Hyaluronic Acid
1 Calcitonin
1 Proton Pump
Inhibitor
fluconazole
oncology
anticoagulant
2 oncology
1 acyclovir
hyaluronic acid
3 oncology
API Container
Japan
MHLW
Europe
EMEA
US
FDA
Calcitonin
Bone
cement
Zometa
Hyaluronic
acid

# DAIKYO Crystal Zenith® RU

## Insert Needle Syringe System

*Minimize risk. Maximize benefit. Enhance delivery.*

West

• Highly break resistant
• Superior quality
 ▪ Reduced Particles vs glass
 ▪ Reduced cosmetic defects
 ▪ 100% vision inspection, including needle
• No Silicone oil for system lubricity
• Tungsten and glue free
• Compatible with filling lines
• Consistent functionality
• Tight dimensional tolerances
• Maintains integrity with fill volumes >1mL
• Recent completion of extra capacity in Scottsdale AZ

Orange color indicates Flurotec® film coverage
Complete coverage with
inert film on drug
contact surfaces
Flurotec Film
• Patent Protection from Daikyo Seiko
• Trade Secret Molding / Processing
• Silicone-Free System

Daikyo Crystal Zenith Syringe Barrel
• Custom Formulated Resin exclusive to
 Daikyo Seiko
• IP Filed on CZ 1ml-IN Process
• Other IP on packaging / designs

Daikyo Crystal Zenith Competitive Advantage
Fully laminated
piston
Inside-laminated
tip cap

1
2
Click

FDA
RECALL
16
14
12
10
8
6
4
2
0
2006
2007
2008
2009
2010
2011
Glass Particles
Breakage

Tungsten residue
Breakage
Silicone oil
variability
Auto-injector
failure
Cosmetic defects
Particles
Potential Glass Syringe Risk Areas

Pharmaceutical Market View of Risk Mitigation
• FDA cautionary statement; potential results of glass particles*:
 ▪ Vascular events
 ▪ Foreign body granuloma
 ▪ Local injection site reactions
 ▪ Increased immunogenicity
• Multiple companies evaluating CZ at various phases
 ▪ In 2011 Rx360 surveyed companies and found
 ▪ 28% had recalls
 ▪ They estimated industry cost of recalls at $100MM
 ▪ In a recent study, 48% of survey respondents indicated that their company was evaluating plastic options
Source: D. Jaworski, CDER, Presentation from PDA Glass Conference, May 2011

Action Associated with Breakage Issue	Associated Costs	Total Cost
Investigation and inspection of issues, complaints and syringe products	• Field complaints inquiry • Investigation and resources • Inspection	> $50 Million
Loss of market share	Loss of sales until re-launch, and loss of 5% of share at market price post re-launch for year 1	> $50 Million
Replacement of drug product, components and delivery system after re-launch	2 million units at $100 each	> $200 Million
Pipeline Assessment: Drugs in Phase II/III clinical trials	200,000 units x approx. $100 each cost (assuming 1/10 total production)	>$20 Million
Significant impacts on product supply, market confidence, brand value		Not estimable

Illustrative Estimates of Costs Associated with Drug Recalls

1mL Long Insert Needle Syringe
Ready for Commercial Supply
• Validated, sterile product
• Scottsdale capability at 6 million unit per annum
 ▪ Expandable to 20+ million units in existing space
 ▪ Plans to add capacity in US and IRE as needed in future
• Vetter collaboration
 ▪ Combining expertise to establish a full service provider for high-value biopharmaceutical drug product processing
 ▪ Installation of dedicated Crystal Zenith syringe fill and finish equipment

Summary
• Pharma customers and regulatory
 personnel are demanding Daikyo
 Crystal Zenith to reduce recalls due to
 glass defects.
• Daikyo Crystal Zenith vial and syringe
 systems are a global market-proven
 option.
We believe that all of our major
 biologic customers are evaluating
 Daikyo Crystal Zenith.

Wrap-up
Don Morel
Chairman and CEO

2010 - Present
Strategic Execution
• Revenue and earnings growth
• Capacity investments for new markets and
 products
 ▪ Envision and NovaPure components
 ▪ Daikyo Crystal Zenith and SmartDose
• Improved management bench strength
• Maintained strong balance sheet

Our Long-Term Focus
• Expand and strengthen packaging franchise
 ▪ The Global Quality Initiative
 ▪ Capacity expansion in key markets
 ▪ Technology and product acquisitions
• Invest to ensure proprietary product success
• Conservative Financial Management
 ▪ Operating cash flow
 ▪ Prudent spending: discretionary SG&A and Capex
 ▪ A strong balance sheet

Five-Year Growth Opportunity
2016 Strategic Planning Goals:
 • Sales: $0.7 billion to $0.8 billion
 • Operating margin: 20%
2016 Strategic Planning Goals:
 • Sales of $1.0 billion to $1.1 billion
 • Operating margin: 20%
Pharmaceutical Packaging Systems

Pharmaceutical Delivery Systems

 Consolidated 2016 Strategic Planning Goals
 2016 Sales: $1.7 to $1.9 billion
 2016 Operating Margin: 19%

Selected Risk Factors
 • Eurozone economic uncertainty
 • Healthcare reform (U.S.)
 • Supply chain stability
 • Timing of new product commercialization
 • Currency risk
 • Regulatory risk

West NOVAPURE
Unrivaled quality...by design

WEST Envision

West

Summary
• A terrific franchise
• Significant growth potential
• The financial strength to invest
• An experienced team
Injectable Container Solutions
Advanced
Injection
Systems
Prefillable Syringe Systems
Safety and Administration
Systems

Each and every day
over 100 million
West products are used
to enhance the quality of
healthcare around the world

Q & A

Non-GAAP Financial Measures(1)
Three Months Ended March 31, 2012 and 2011
(in millions, except per share data)
(1) See “Notes to Non-GAAP Financial Measures” (Slides 14-15), “Cautionary Statement” (Slide 2) and see the “Restructuring and Other Items” section and “Supplemental Information and
 Notes to Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items.
	As Reported March 31, 2012	Restructuring and related charges	Acquisition- related contingencies	Discrete tax items	Non-GAAP March 31, 2012
Operating profit	$41.7	$0.4	$0.2	$-	$42.3
Interest expense, net	3.9	-	-	-	3.9
Income before income taxes	37.8	0.4	0.2	-	38.4
Income tax expense	9.8	0.1	0.1	(0.3)	9.7
Equity in net income of affiliated companies	1.2	-	-	-	1.2
Net income	$29.2	$0.3	$0.1	$0.3	$29.9

Net income per diluted share	$0.81	$0.01	$-	$0.01	$0.83
	As Reported March 31, 2011	Restructuring and related charges	Discrete tax items	Non-GAAP March 31, 2011
Operating profit	$28.8	$1.9	$-	$30.7
Interest expense, net	4.5	-	-	4.5
Income before income taxes	24.3	1.9	-	26.2
Income tax expense	6.1	0.6	(0.2)	6.5
Equity in net income of affiliated companies	1.4	-	-	1.4
Net income	$19.6	$1.3	$0.2	$21.1

Net income per diluted share	$0.56	$0.04	$-	$0.60

NOTES TO NON-GAAP FINANCIAL MEASURES
For additional details, please see today’s press release and Safe Harbor Statement.
These slides use non-GAAP financial measures. West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain business trends relating to West’s financial condition, results of operations and the Company’s overall performance. Our executive management team uses adjusted operating profit and adjusted diluted EPS to evaluate the performance of the Company in terms of profitability and to compare operating results to prior periods. Adjusted operating profit is also used to evaluate changes in the operating results of each segment and to allocate resources to our segments. The Company believes that the use of these non-
GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies.
Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of such non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded from the non-GAAP financial measures. In order to compensate for these limitations, our executive management presents its non-GAAP financial measures in connection with its GAAP results. We urge investors and potential investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, and not rely on any single financial measure to evaluate the Company’s business.
In calculating adjusted operating profit and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Reconciliations of these adjusted non-GAAP measures to the comparable GAAP financial measures are included in the preceding (current and prior-year periods) and succeeding (2012 Guidance) slides.
The following is a description of the items excluded from adjusted operating profit and adjusted diluted EPS:
(continued on following slide)
Restructuring and related charges: During the three months ended March 31, 2012, we incurred restructuring and related charges of $0.4 million associated with the restructuring plan announced in December 2010. Charges associated with the plan for the three months ended March 31, 2012 were primarily facility closure costs associated with the 2011 closure of a plant in the United States and a reduction of operations at a manufacturing facility in
England

During the three months ended March 31, 2011, we incurred restructuring and related charges of $1.9 million associated with the restructuring plan announced in December 2010. Charges associated with the plan for the three months ended March 31, 2011 were primarily for employee severance and benefits.

Acquisition-related contingencies: During the three months ended March 31, 2012, we increased the liability for contingent consideration related to our 2010 acquisition of technology used in our SmartDose™ electronic patch injector system by $0.2 million.

Discrete tax items: During the three months ended March 31, 2012, we recorded a discrete tax charge of $0.3 million, primarily due to the reduction of deferred tax assets associated with the legal restructuring of the ownership of our Puerto Rico operations.
During the three months ended March 31, 2011, we recorded a discrete tax charge of $0.2 million, resulting from the impact of changes in tax laws in certain foreign tax jurisdictions on our deferred tax balances.

2) Reconciliation of 2012 Adjusted Guidance to 2012 Reported Guidance is as follows:

| | Full Year 2012 Guidance (3)<br>Diluted Earnings Per Share |
|---|---|
| Adjusted guidance | $2.50 to $2.67 |
| Restructuring, net of tax | (0.05) to (0.03) |
| Acquisition-related contingency | (0.03) to (0.01) |
| Discrete tax item | (0.01) |
| Reported guidance | $2.41 to $2.62 |

(3) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.33 for the remainder of 2012. Actual results will vary as a result of variability of exchange rates.

NOTES TO NON-GAAP FINANCIAL MEASURES
For additional details, please see today’s press release and Safe Harbor Statement.